 Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Enigma Software Group, Inc. (the "Company") on Form 10-QSB/A for the quarterly period and three-month period ended March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-QSB/A"), I, Alvin Estevez, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that;

(1)    The Form 10-QSB/A complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)    The information contained in the Form 10-QSB/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 28, 2006	/s/ Alvin Estevez
Alvin Estevez - President and Chief Executive Officer